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                                                                EXHIBIT 23.2

                              ACCOUNTANTS' CONSENT

The Board of Directors
The Middle Tennessee Bank:


We consent to the use of our report included herein and to the reference to our firm under the headings "Selected Financial Data" and "Experts" in the Proxy Statement -- Prospectus.



Nashville, Tennessee
August 12, 1998